UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2015

EndoChoice Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37414	90-0886803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11810 Wills Road
Alpharetta, Georgia 30009
(Address of principal executive offices) (Zip Code)
(888) 682-3636
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 — Results of Operations and Financial Condition.
On November 5, 2015, EndoChoice Holdings, Inc. ("EndoChoice") issued a press release announcing its financial results for the quarter ended September 30, 2015. A copy of the press release is furnished herewith as Exhibit 99.1.
The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that Section, nor shall it be deemed to be incorporated by reference into any filing of EndoChoice under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
ITEM 9.01 — Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is furnished with this report on Form 8-K:
99.1    Press release dated November 5, 2015

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EndoChoice Holdings, Inc.

Date: November 5, 2015	By:	/s/ David N. Gill
David N. Gill
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated November 5, 2015.